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                               VAN KAMPEN UTILITY FUND
                                   A SERIES OF THE
                               VAN KAMPEN EQUITY TRUST

                       SUPPLEMENT DATED MARCH 13, 2000 TO THE
                           PROSPECTUS DATED JULY 29, 1999,
                  SUPERCEDING THE SUPPLEMENT DATED FEBRUARY 9, 2000

     (1) The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

     PORTFOLIO MANAGEMENT. Christine Drusch, Senior Portfolio Manager, has been primarily responsible for managing the Fund's investment portfolio since January 1998. David McLaughlin has shared responsibility for the day-to-day management of the Fund's investment portfolio since October 1998.

     Ms. Drusch has been a Senior Vice President of the Adviser and Asset Management since December 1999, and since December 1998 she was a Vice President of the Adviser and Asset Management. Prior to December 1998, Ms. Drusch was an Assistant Vice President of the Adviser and Asset Management since September 1995. Prior to September 1995, Ms. Drusch was an Associate Portfolio Manager of Asset Management, and has worked for Asset Management since July 1991. Ms. Drusch has been affiliated with the Fund since August 1997.

     Mr. McLaughlin has been a Vice President of the Adviser and Asset Management since June 1995, and he was an Assistant Vice President of Asset Management since March 1994. Prior to June 1995, Mr. McLaughlin was a Senior Equity Trader for the Adviser. Mr. McLaughlin has worked for Asset Management since 1986. Mr. McLaughlin has been affiliated with the Fund since October 1998.

     (2) The first sentence of the fifth paragraph in the section of the Prospectus entitled "PURCHASE OF SHARES--GENERAL" is hereby deleted in its entirety and replaced with the following:

     The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange")(currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE